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Contacts:
Media and Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com

Brown Shoe Company Announces Time for Fourth Quarter 2014
Earnings Call and Changes to Reportable Segments

ST. LOUIS, March 4, 2015 - Brown Shoe Company (NYSE: BWS) (brownshoe.com) today announced it plans to release its fourth quarter 2014 financial results before market open on Wednesday, March 11. Company executives will host a financial analyst call at 9:00 a.m. ET that day, to discuss fourth quarter earnings and to provide a general business update.

The dial-in number for financial analysts in North America is (877) 217-9089, or (706) 679-1723 for international analysts, and the conference ID is 94046375. To participate, please dial in a few minutes before the scheduled time. Employees, the media and the public are invited to listen to the call at investor.brownshoe.com/news/events.

A replay of the call will be available through Wednesday, March 25, 2015, by dialing (855) 859-2056 in North America, or (404) 537-3406 internationally, and using the conference ID 94046375. A webcast replay will also be archived for a limited period at investor.brownshoe.com/news/events/archive.

The company also announced it is realigning its reportable segments, following the sale of Shoes.com in December of 2014. The new segments align with the way the executive team evaluates performance and allocates resources, and are also consistent with the company’s omni-channel approach to managing its branded footwear business across all distribution channels.

“Our new reportable segments are designed to align our brands and businesses with our internal operations and to provide increased financial visibility,” said Ken Hannah, chief financial officer of Brown Shoe Company. “We expect this new reporting structure will improve clarity for investors and allow for easier financial modeling and peer comparisons.”

The reportable segments will include the following:

•	Famous Footwear will include Famous Footwear retail operations, on a historical and continuing basis, and Shoes.com through December 12, 2014.

•	Brand Portfolio will include Healthy Living and Contemporary Fashion wholesale brands and any related retail operations.

Quarterly historical segment results for 2013 and 2014 are included in this release as schedules. The company’s fourth quarter and full year 2014 results will reflect the new reportable segments.

# # #

About Brown Shoe Company
Brown Shoe Company is a $2.5 billion, global, footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere - in the over 1,200 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 13 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Famous Footwear and Famous.com serve as our Family brands and provide one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance, can look to our Healthy Living brands - Naturalizer, Dr. Scholl's, LifeStride and Ryka.  Our Contemporary Fashion brands - Sam Edelman, Franco Sarto, Vince, Via Spiga, Fergie Footwear and Carlos Santana - keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	May 3, 2014	May 4, 2013	May 3, 2014	May 4, 2013	May 3, 2014	May 4, 2013	May 3, 2014	May 4, 2013
Net Sales	$366,726	$367,904	$224,436	$220,752	$—	$—	$591,162	$588,656
Gross Profit	$165,362	$163,420	$76,979	$76,596	$—	$—	$242,341	$240,016
Adjusted Gross Profit	$165,362	$163,420	$76,979	$76,596	$—	$—	$242,341	$240,016
Gross Profit Rate	45.1%	44.4%	34.3%	34.7%	—%	—%	41.0%	40.8%
Adjusted Gross Profit Rate	45.1%	44.4%	34.3%	34.7%	—%	—%	41.0%	40.8%
Operating Earnings (Loss)	$26,730	$28,654	$11,203	$2,166	$(9,207)	$(9,862)	$28,726	$20,958
Adjusted Operating Earnings (Loss)	$26,730	$28,654	$11,203	$7,329	$(9,207)	$(9,846)	$28,726	$26,137
Operating Earnings %	7.3%	7.8%	5.0%	1.0%	—%	—%	4.9%	3.6%
Adjusted Operating Earnings %	7.3%	7.8%	5.0%	3.3%	—%	—%	4.9%	4.4%
Same-store Sales % (on a 13-week basis)	1.3%	1.1%	(5.6)%	(0.3)%	—%	—%	—%	—%
Number of Stores	1,034	1,054	172	215	—	—	1,206	1,269

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	May 3, 2014	May 4, 2013	May 3, 2014	May 4, 2013	May 3, 2014	May 4, 2013	May 3, 2014	May 4, 2013
Gross Profit	$165,362	$163,420	$76,979	$76,596	$—	$—	$242,341	$240,016
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted Gross Profit	$165,362	$163,420	$76,979	$76,596	$—	$—	$242,341	$240,016

Operating Earnings (Loss)	$26,730	$28,654	$11,203	$2,166	$(9,207)	$(9,862)	$28,726	$20,958
Charges/Other Items:
Portfolio realignment
Non-cash impairment charges	—	—	—	4,660	—	—	—	4,660
Business exits and cost reductions	—	—	—	503	—	16	—	519
Total charges/other items	—	—	—	5,163	—	16	—	5,179
Adjusted Operating Earnings (Loss)	$26,730	$28,654	$11,203	$7,329	$(9,207)	$(9,846)	$28,726	$26,137

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013
Net Sales	$404,069	$400,572	$231,808	$221,134	$—	$—	$635,877	$621,706
Gross Profit	$180,974	$180,948	$78,668	$73,678	$—	$—	$259,642	$254,626
Adjusted Gross Profit	$180,974	$180,948	$78,668	$73,678	$—	$—	$259,642	$254,626
Gross Profit Rate	44.8%	45.2%	33.9%	33.3%	—%	—%	40.8%	41.0%
Adjusted Gross Profit Rate	44.8%	45.2%	33.9%	33.3%	—%	—%	40.8%	41.0%
Operating Earnings (Loss)	$25,524	$28,335	$17,497	$7,004	$(11,719)	$(12,527)	$31,302	$22,812
Adjusted Operating Earnings (Loss)	$25,524	$28,335	$17,497	$7,747	$(11,719)	$(12,527)	$31,302	$23,555
Operating Earnings %	6.3%	7.1%	7.5%	3.2%	—%	—%	4.9%	3.7%
Adjusted Operating Earnings %	6.3%	7.1%	7.5%	3.5%	—%	—%	4.9%	3.8%
Same-store Sales % (on a 13-week basis)	1.6%	6.8%	2.3%	4.8%	—%	—%	—%	—%
Number of Stores	1,035	1,059	170	215	—	—	1,205	1,274

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013
Gross Profit	$180,974	$180,948	$78,668	$73,678	$—	$—	$259,642	$254,626
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted Gross Profit	$180,974	$180,948	$78,668	$73,678	$—	$—	$259,642	$254,626

Operating Earnings (Loss)	$25,524	$28,335	$17,497	$7,004	$(11,719)	$(12,527)	$31,302	$22,812
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	743	—	—	—	743
Total charges/other items	—	—	—	743	—	—	—	743
Adjusted Operating Earnings (Loss)	$25,524	$28,335	$17,497	$7,747	$(11,719)	$(12,527)	$31,302	$23,555

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013
Net Sales	$449,085	$453,589	$280,192	$249,199	$—	$—	$729,277	$702,788
Gross Profit	$193,783	$191,764	$96,947	$86,476	$—	$—	$290,730	$278,240
Adjusted Gross Profit	$193,783	$191,764	$96,947	$86,476	$—	$—	$290,730	$278,240
Gross Profit Rate	43.2%	42.3%	34.6%	34.7%	—%	—%	39.9%	39.6%
Adjusted Gross Profit Rate	43.2%	42.3%	34.6%	34.7%	—%	—%	39.9%	39.6%
Operating Earnings (Loss)	$37,405	$35,807	$27,642	$18,243	$(11,834)	$(9,382)	$53,213	$44,668
Adjusted Operating Earnings (Loss)	$37,405	$35,807	$27,642	$18,243	$(11,834)	$(9,382)	$53,213	$44,668
Operating Earnings %	8.3%	7.9%	9.9%	7.3%	—%	—%	7.3%	6.4%
Adjusted Operating Earnings %	8.3%	7.9%	9.9%	7.3%	—%	—%	7.3%	6.4%
Same-store Sales % (on a 13-week basis)	(0.2)%	4.9%	(6.9)%	0.6%	—%	—%	—%	—%
Number of Stores	1,041	1,048	172	185	—	—	1,213	1,233

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013
Gross Profit	$193,783	$191,764	$96,947	$86,476	$—	$—	$290,730	$278,240
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted Gross Profit	$193,783	$191,764	$96,947	$86,476	$—	$—	$290,730	$278,240

Operating Earnings (Loss)	$37,405	$35,807	$27,642	$18,243	$(11,834)	$(9,382)	$53,213	$44,668
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted Operating Earnings (Loss)	$37,405	$35,807	$27,642	$18,243	$(11,834)	$(9,382)	$53,213	$44,668

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 31, 2015*	February 1, 2014	January 31, 2015*	February 1, 2014	January 31, 2015*	February 1, 2014	January 31, 2015*	February 1, 2014
Net Sales		$366,487		$233,475		$—		$599,962
Gross Profit		$165,047		$76,360		$—		$241,407
Adjusted Gross Profit		$165,047		$76,360		$—		$241,407
Gross Profit Rate		45.0%		32.7%		—%		40.2%
Adjusted Gross Profit Rate		45.0%		32.7%		—%		40.2%
Operating Earnings (Loss)		$12,587		$12,493		$(14,902)		$10,178
Adjusted Operating Earnings (Loss)		$12,587		$12,493		$(14,902)		$10,178
Operating Earnings %		3.4%		5.4%		—%		1.7%
Adjusted Operating Earnings %		3.4%		5.4%		—%		1.7%
Same-store Sales % (on a 13-week basis)		(1.8)%		1.3%		—%		—%
Number of Stores		1,044		179		—		1,223

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 31, 2015*	February 1, 2014	January 31, 2015*	February 1, 2014	January 31, 2015*	February 1, 2014	January 31, 2015*	February 1, 2014
Gross Profit		$165,047		$76,360		$—		$241,407
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions		—		—		—		—
Total charges/other items		—		—		—		—
Adjusted Gross Profit		$165,047		$76,360		$—		$241,407

Operating Earnings (Loss)		$12,587		$12,493		$(14,902)		$10,178
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions		—		—		—		—
Total charges/other items		—		—		—		—
Adjusted Operating Earnings (Loss)		$12,587		$12,493		$(14,902)		$10,178

* Summary financial results and the reconciliation of adjusted results (non-GAAP) for the thirteen weeks ended January 31, 2015 will be released on March 11, 2015.